UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

CHINA EDUCATION ALLIANCE, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	000-52092	56-2012361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall Harbin, People’s Republic of China	150090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-451-8233-5794

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 16, 2008, the Company issued a press release annexed hereto as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1 Press Release, May 16, 2008, issued by China Education Alliance, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ALLIANCE, INC.

Date: May 15, 2008	By:	/s/ Xiqun Yu
Name: Xiqun Yu Title: Chief Executive Officer and President